BLACKROCK FUNDS V

BlackRock Low Duration Bond Portfolio

(the “Fund”)

Supplement dated May 29, 2019 to the

Statement of Additional Information dated January 28, 2019,

as amended and supplemented to date

Effective immediately, the following change is made to the Fund’s Statement of Additional Information:

The chart listing investments and investment strategies in the section entitled “I. Investment Objectives and Policies” is amended to reflect that the Fund may invest in distressed securities, as follows:

Low Duration Bond Portfolio
Distressed Securities	X

Shareholders should retain this Supplement for future reference.

SAI-BRFIIH-0519SUP